EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C.

SECTION 1350, AS ADOPTED PURSUANT TO SECTION

906 OF THE SARBANES-OXLEY ACT OF 2002

I, Xiali Gan, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Dragon International Group Corp. on Form 10-KSB for the fiscal year ended June 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Dragon International Group Corp.

October 13, 2006

By: /s/ Xiali Gan
Xiali Gan, Chief Financial Officer and
Principal accounting officer

[A signed original of this written statement required by Section 906 has been provided to Dragon International Group Corp. and will be retained by Dragon International Group Corp. and furnished to the United States Securities and Exchange Commission or its staff upon request.]

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